SCHEDULE OF INVESTMENTS
Pathfinder Moderately Conservative – Managed Volatility (in thousands)	SEPTEMBER 30, 2020 (UNAUDITED)

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy VIP Core Equity, Class II	592	$7,582
Ivy VIP Corporate Bond, Class II	2,874	16,940
Ivy VIP Global Equity Income, Class II	993	5,176
Ivy VIP Government Money Market, Class II	2,571	2,571
Ivy VIP Growth, Class II	793	9,302
Ivy VIP High Income, Class I	252	800
Ivy VIP International Core Equity, Class II	452	6,398
Ivy VIP Limited-Term Bond, Class II	3,181	15,838
Ivy VIP Mid Cap Growth, Class I	397	5,806
Ivy VIP Small Cap Core, Class II	34	373
Ivy VIP Small Cap Growth, Class I	143	1,371
Ivy VIP Value, Class II	1,216	6,551

TOTAL AFFILIATED MUTUAL FUNDS – 97.5%		$78,708

(Cost: $81,351)

SHORT-TERM SECURITIES

Money Market Funds (A) - 2.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	1,796	1,796

TOTAL SHORT-TERM SECURITIES – 2.2%		$1,796

(Cost: $1,796)

TOTAL INVESTMENT SECURITIES – 99.7%		$80,504

(Cost: $83,147)

CASH AND OTHER ASSETS, NET OF LIABILITIES(B) – 0.3%		260

NET ASSETS – 100.0%		$80,764

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	Rate shown is the annualized 7-day yield at September 30, 2020.
(B)	Cash of $267 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index	Short	13	12-19-20	—*	$(978)	$13
E-mini S&P 500 Index	Short	16	12-19-20	1	(2,681)	(22)

					$(3,659)	$(9)

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of September 30, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$78,708	$—	$—
Short-Term Securities	1,796	—	—
Total	$80,504	$—	$—
Futures Contracts	$13	$—	$—

Liabilities
Futures Contracts	$22	$—	$—

For Federal income tax purposes, cost of investments owned at September 30, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$83,147

Gross unrealized appreciation	2,670
Gross unrealized depreciation	(5,313)

Net unrealized depreciation	$(2,643)